UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): October 12, 2006

                           BIOPHAN TECHNOLOGIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                          0-26057                  82-0507874
----------------------------         -----------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
         of incorporation)           file number)           Identification No.)


          150 Lucius Gordon Drive, Suite 215
               West Henrietta, New York                        14586
       ----------------------------------------              ---------
       (Address of principal executive offices)              (Zip code)

                                 (585) 214-2441
              ----------------------------------------------------
              (Registrant's telephone number (including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

On October 12, 2006, we issued a press release announcing that we had entered into Securities Purchase Agreement (the "Purchase Agreement") with ten private investors and that, pursuant to the Purchase Agreement, we expect to issue to those investors an aggregate of $7,250,000 face amount of Senior Secured Convertible Notes together with common stock purchase warrants. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------
      99.1 Press Release entitled "Biophan Signs $7.25 Million Private Placement with Institutional Investors" issued by Biophan Technologies, Inc. on October 12, 2006


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                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOPHAN TECHNOLOGIES, INC.


                                        /s/ Michael L. Weiner
                                        --------------------------
Date: October 12, 2006                  Michael L. Weiner
                                        President and CEO